Exhibit 1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of November 12, 2009, is entered into by and among Drawbridge DSO Securities LLC, Drawbridge OSO Securities, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities Intermediate Fund L.P., Drawbridge Special Opportunities GP LLC, Drawbridge Special Opportunities Offshore GP LLC, Drawbridge Special Opportunities Offshore Fund Ltd., Drawbridge Special Opportunities Advisors LLC, Fortress Principal Investment Holdings IV LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp. and Fortress Investment Group LLC (collectively referred to herein as the “Parties” and each individually as a “Party”). Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements.  The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[ Signature page follows ]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

DRAWBRIDGE DSO SECURITIES LLC

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE OSO SECURITIES LLC

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By:	DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC its general partner

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES INTERMEDIATE FUND L.P.

By:	DRAWBRIDGE SPECIAL OPPORTUNITIES OFFSHORE GP LLC its general partner

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES OFFSHORE GP LLC

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES OFFSHORE FUND LTD.

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

By:	/s/ Glenn Cummins
Name: Glenn Cummins
Title: Authorized Signatory

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel

FIG LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel and VP

FORTRESS OPERATING ENTITY I LP

By:	FIG CORP. its general partner

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary, VP and General Counsel

FIG CORP.

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary, VP and General Counsel

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary, VP and General Counsel